UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 10, 2010
(Date of earliest event reported)

Glu Mobile Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33368	91-2143667
(Commission File Number)	(IRS Employer Identification No.)

2207 Bridgepointe Parkway, Suite 250
San Mateo, California	94404
(Address of Principal Executive Offices)	(Zip Code)

(650) 532-2400
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On February 10, 2010, Glu Mobile Inc. (the “Company”) and two of its subsidiaries, Glu Games Inc. and Superscape Inc., entered into Amendment No. 2 to Amended and Restated Loan and Security Agreement (the “Second Amendment”) with Silicon Valley Bank (“SVB”). The Second Amendment amends the financial covenant contained in the Amended and Restated Loan and Security Agreement dated as of December 29, 2008 (the “Loan Agreement”) relating to earnings before interest, taxes, depreciation and amortization (“EBITDA”), which covenant had been previously amended pursuant to Amendment No. 1 to the Loan Agreement entered into on August 24, 2009.  The Second Amendment (i) changed the measurement period for the EBITDA covenant from a rolling six-month calculation to a quarterly calculation and (ii) requires the Company to maintain, measured on consolidated basis as of the end of each of the following periods, EBITDA of at least the following:

●	January 1, 2010 through March 31, 2010: ($2,100,000)
●	April 1, 2010 through June 30, 2010: ($1,100,000)
●	July 1, 2010 through September 30, 2010: ($500,000)
●	October 1, 2010 through December 31, 2010: $1,750,000

The Second Amendment further provides that this minimum EBITDA covenant for the fiscal quarter ending March 31, 2011 and each quarter thereafter will be negotiated and established upon terms satisfactory to both the Company and SVB, following SVB’s receipt of the Company’s 2011 board plan delivered in accordance with the financial reporting covenants set forth in the Loan Agreement.   Other than as described above, there were no other material amendments made to the Loan Agreement.

The foregoing description of the Second Amendment is qualified in its entirety by the Second Amendment, a copy of which is filed as Exhibit 99.01 to this Report and is incorporated into this Item 1.01 by reference.

Item 2.02     Results of Operations and Financial Condition.

On February 10, 2010, the Company issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2009.  A copy of the press release is attached as Exhibit 99.02 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.02 to this Current Report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.02 shall not be incorporated by reference into any registration statement or other document filed by the Company with the Securities and Exchange Commission, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing (or any reference to this Current Report generally), except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

99.01	Amendment No. 2 to Amended and Restated Loan and Security Agreement, dated as of February 10, 2010, by and among Glu Mobile Inc., Glu Games Inc., Superscape Inc. and Silicon Valley Bank.
99.02	Press Release issued by Glu Mobile Inc., dated February 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

Date:	February 10, 2010	By:	/s/ Eric R. Ludwig
		Name:	Eric R. Ludwig
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.01	Amendment No. 2 to Amended and Restated Loan and Security Agreement, dated as of February 10, 2010, by and among Glu Mobile Inc., Glu Games Inc., Superscape Inc. and Silicon Valley Bank
99.02	Press Release issued by Glu Mobile Inc., dated February 10, 2010.

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